UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
------------------------------------------------------------------------
FORM 8-K
------------------------------------------------------------------------
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report: May 6, 2010

------------------------------------------------------------------------
CHDT CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
------------------------------------------------------------------------
FLORIDA                              0-28331                         84-1047159
(State of Incorporation or (Commission File Number) (I.R.S. Employer
organization)                                                                        Identification No.)

350 Jim Moran Blvd., #120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

Item 5.07 – Submission of Matters to a Vote of Security Holders.

As of May 6, 2010, the following proposals were approved by the written consent of holders of the Common Stock, $0.0001 par value, (“Common Stock”) of the Company, as of the record date of April 23, 2010. There were 648,632,786 shares of Common Stock outstanding and 1,000  shares of Series C Preferred Stock of the Company outstanding as of  April 23, 2010.

PROPOSAL
	For	Against	Withheld
Ratify the appointment of Robison Hill & Co. as auditors for fiscal year 2010	7	0	0

Approve election of following nominees as directors to the Board of Directors – all being incumbents: 1. Stewart Wallach 2. Howard Ullman 3. Jeffrey Postal 4. Jeffrey Guzy 5. Larry Sloven 6. Laurie Holtz 7. Gerry McClinton	7	0	0

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized on May 6, 2010 in Deerfield Beach, Florida.

CHDT CORPORATION

Date:  May 6, 2010

By: /s/ Gerry McClinton
Chief Operating Officer and Acting Chief Financial Officer